UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DECEMBER 15, 2006
Date of Report (Date of earliest event reported)
SMITH & WESSON HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.11
EX-10.38
EX-10.39
EX-10.40
EX-99.1
EX-99.2

Item 1.01. Entry into a Material Definitive Agreement.
     On December 15, 2006, Smith & Wesson Holding Corporation (the “Company”) issued and sold an aggregate of $80,000,000 of its 4% Senior Convertible Notes due 2026 (the “Notes”) to qualified institutional buyers, pursuant to the terms and conditions of a securities purchase agreement dated as of December 15, 2006. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.
     The Notes are convertible into shares of the Company’s common stock, initially at a conversion price of approximately $12.34 per share (subject to adjustment in certain events), or 81.0636 shares per $1,000 principal amount of Notes. The Notes may be converted at any time. The Notes pay interest on June 15 and December 15 of each year, beginning on June 15, 2007, at an annual rate of 4% of the unpaid principal amount. The Company will pay additional interest on the Notes if the Company defaults on certain of its obligations under the registration rights agreement described below. If an event of default occurs, the trustee under the Indenture or holders of no less than 25% in principal amount of the outstanding Notes may accelerate the payment on the principal amount and any accrued and unpaid interest. Events of default include among other events the failure of the Company to convert the Notes in accordance with their terms, a default in payment on the Notes, and the Company’s breach of its covenant regarding indebtedness described below.
     On or after December 15, 2009 until December 15, 2011, the Company may at its election redeem all or a portion of the Notes at the redemption price of 100% of the principal amount of the Notes plus accrued and unpaid interest only if the closing price of the Company’s common stock for no fewer than 20 trading days in any period of 30 consecutive trading days exceeds 150% of the then applicable conversion price of the Notes. After December 15, 2011, the Company may redeem at its election all or a portion of the Notes at a redemption price of 100% of the principal amount of the Notes plus accrued and unpaid interest. Holders of the Notes may require the Company to repurchase all or part of their Notes on December 15, 2011, December 15, 2016, or December 15, 2021, and in the event of a fundamental change in the Company, at a price of 100% of the principal amount of the Notes plus accrued and unpaid interest, including contingent interest. If not redeemed by the Company or repaid pursuant to the holders’ right to require repurchase, the Notes mature on December 15, 2026.
     The Notes are general unsecured obligations of the Company, ranking senior in right of payment to all subordinated indebtedness of the Company and ranking pari passu with all other unsecured and unsubordinated indebtedness of the Company. Until such time following the effectiveness of the registration statement described below that the closing price of the Company’s common stock exceeds 200% of the then applicable conversion price of the Notes for at least 30 trading days in any period of 40 consecutive trading days, the Company agreed not to incur any additional indebtedness in excess of the greater of (1) $62,000,000 available under the Company’s existing credit facility with its senior lender, and (2) three times LTM EBTIDA (as defined in the Indenture) at the time such additional debt is incurred and including any amounts outstanding under the company’s credit facility with its senior lender and provided that such additional debt is not convertible into shares of the Company’s common stock. The Notes are issued pursuant to the provisions of an Indenture, dated December 15, 2006, between the Company and The Bank of New York Trust Company, N.A., as trustee. A copy of the Indenture is attached hereto as Exhibit 4.11 and a copy of the securities purchase agreement is attached hereto as Exhibit 10.38, and each is incorporated by reference into this Item 1.01. The foregoing description of the Company’s sale of the Notes is qualified in its entirety by reference to the full text of the securities purchase agreement and the Indenture.

     In connection with the sale of the Notes, the Company agreed not to offer or sell any shares of its common stock or securities convertible into shares of its common stock or to file any registration statement regarding such securities for a period of 90 days following the closing of the sale of the Notes, subject to certain exceptions. Subject to certain exceptions, the directors and executive officers of the Company also agreed not to sell or transfer any shares of the Company’s common stock beneficially owned by them for a period of 90 days following the closing of the sale of the Notes or, if earlier, until the closing price of the Company’s common stock exceeds 150% of the then applicable conversion price of the Notes for 5 trading days. A copy of the form of lock-up agreement between the Company and each of its directors and executive officers is attached hereto as Exhibit 10.39 and is incorporated by reference into this Item 1.01. The foregoing description of the lock-up agreement is qualified in its entirety by reference to the full text of the lock-up agreement.
     Also in connection with the sale of the Notes, the Company entered into a registration rights agreement with the purchasers under which the Company agreed to prepare and file a shelf registration statement with the Securities and Exchange Commission covering the resale of the Notes and the common stock issuable upon conversion of the Notes no later than 90 days following the date of the closing of the sale of the Notes, and thereafter to use its best efforts to cause such shelf registration statement to be declared effective within 180 days of the date of the closing of the sale of the Notes. The Company is required to pay additional interest on the Notes if it fails to file the registration statement on or before the date 90 days following the date of the closing of the sale of the Notes, if the registration statement is not declared effective on or before the date 180 days following the date of the closing of the sale of the Notes, or if, once effective, the registration statement is not usable for a certain period of time. A copy of the registration rights agreement is attached hereto as Exhibit 10.40 and is incorporated by reference into this Item 1.01. The foregoing description of the registration rights agreement is qualified in its entirety by reference to the full text of the registration rights agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of the Notes.
Item 3.02. Unregistered Sales of Equity Securities.
     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the Notes. The sale of the Notes was made pursuant to Section 4(2) of the Securities Act of 1933, as amended, based upon the fact that the Notes were sold to a limited number of purchasers that each made representations to us that (1) the Notes were being acquired by the purchaser for investment only and not with a view to or for sale in connection with any distribution of the Notes, (2) the purchaser understood that the investment involves a high degree of risk, (3) the purchaser sought such accounting, legal, and tax advice that it considered necessary to make an informed investment decision, and (4) the purchaser is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and an “accredited investor” within the meaning of Rule 501 in Regulation D under the Securities Act.

Item 7.01. Regulation FD Disclosure.
     The Company is furnishing information pursuant to Regulation FD in connection with the disclosure of information, in the form of the textual information from a slide show presentation to be given at meetings with institutional investors throughout the remainder of the fiscal quarter. The presentation is attached hereto as Exhibit 99.2.
     The information in this Item 7.01 and Exhibit 99.2 is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Item 7.01 and Exhibit 99.2 shall not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD. The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based. The text included in Exhibit 99.2 is available on the Company’s website located at www.smith-wesson.com, although the Company reserves the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

4.11	Indenture, dated December 15, 2006, by and between the Registrant and The Bank of New York Trust Company, N.A.

10.38	Securities Purchase Agreement, dated as of December 15, 2006, among the Registrant and the purchasers name therein

10.39	Form of Lock-Up Agreement between the Company and each of Jeffrey D. Buchanan, Kenneth W. Chandler, John B. Furman, Michael F. Golden, John A. Kelly, Ann B. Makkiya, Colton R. Melby, Barry Monheit, Leland A. Nichols, Mitchell A. Saltz, Robert L. Scott, David Stone, Thomas L. Taylor, and Isabell Marie Wadecki, each dated December 15, 2006

Exhibit
Number	Exhibits
10.40	Registration Rights Agreement, dated as of December 15, 2006, among the Registrant and the purchasers named therein

99.1	Press Release from Smith & Wesson Holding Corporation, dated December 18, 2006, entitled “Smith & Wesson Holding Corporation Announces Closing of Private Placement of Convertible Notes”

99.2	Smith & Wesson Presentation dated November/December 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: December 18, 2006	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibits

4.11	Indenture, dated December 15, 2006, by and between the Registrant and The Bank of New York Trust Company, N.A.

10.38	Securities Purchase Agreement, dated as of December 15, 2006, among the Registrant and the purchasers name therein

10.39	Form of Lock-Up Agreement between the Company and each of Jeffrey D. Buchanan, Kenneth W. Chandler, John B. Furman, Michael F. Golden, John A. Kelly, Ann B. Makkiya, Colton R. Melby, Barry Monheit, Leland A. Nichols, Mitchell A. Saltz, Robert L. Scott, David Stone, Thomas L. Taylor, and Isabell Marie Wadecki, each dated December 15, 2006

10.40	Registration Rights Agreement, dated as of December 15, 2006, among the Registrant and the purchasers named therein

99.1	Press Release from Smith & Wesson Holding Corporation, dated December 18, 2006, entitled “Smith & Wesson Holding Corporation Announces Closing of Private Placement of Convertible Notes”

99.2	Smith & Wesson Presentation dated November/December 2006

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